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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2001
                                                   ------------------


                         Commission File No. 001-12392
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                           NATIONAL DATA CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                           58-0977458
          --------                           ----------
          (State or other jurisdiction of    (IRS Employer
          incorporation)                     Identification Number)


     National Data Plaza, Atlanta, Georgia       30329-2010
     -------------------------------------       ----------
     (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (404) 728-2000
                                                   --------------


                                      N/A
                                      ---
            (Former name, former address and former fiscal year, if
                           changed since last year)
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Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit 99.1

     (a)  Press Release dated September 19, 2001
     (b)  Schedules:
          1) National Data Corporation (unaudited) Consolidated Statements of Income for the first quarter ended August 31, 2001 (GAAP) and August 31, 2000 (normalized),
          2) National Data Corporation (unaudited) Consolidated Statements of Income (Loss) (GAAP) for the first quarter ended August 31, 2001 and August 31, 2000,
          3) National Data Corporation (unaudited) Segment Information for the first quarter ended August 31, 2001 (GAAP) and August 31, 2000 (normalized),
          4) National Data Corporation (unaudited) Segment Information (GAAP) for the first quarter ended August 31, 2001 and August 31, 2000,
          5) National Data Corporation Consolidated Balance Sheets for August 31, 2001 (unaudited) and May 31, 2001,
          6) National Data Corporation (unaudited) Consolidated Statements of Cash Flows for the three months ended August 31, 2001 and August 31, 2000,
          7) National Data Corporation (unaudited) Consolidated Statements of Income for fiscal 2000 (normalized), 2001 (by quarter)(normalized) and the first quarter ended August 31, 2001 (GAAP), and
          8) National Data Corporation (unaudited) Consolidated Statements of Income or (Loss) (GAAP) for fiscal 2000, 2001 (by quarter) and the first quarter ended August 31, 2001.

     As an indication of the historical performance of the continuing NDCHealth business, in Exhibits 99.1 (b) 1, 3 and 7 to this report, we have provided certain financial information regarding NDCHealth, the stand-alone healthcare information business segment that remains after the spin-off of Global Payments Inc. The financial information presented in these exhibits have been "normalized" for certain items discussed under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended May 31, 2001.

Item 9.  Regulation FD Disclosure
         ------------------------

     On September 19, 2001, National Data Corporation issued a press release which is filed herewith as Exhibit 99.1 (a) and (b) 1, 2, 3, 4, 5 and 6 and incorporated in this Item 9 by this reference.

     We believe that NDCHealth is well positioned to provide processing and information products and services to the healthcare industry in the future. Based on observed market conditions and our results for the first quarter ended August 31, 2001, our expectation remains that revenue for fiscal year 2002 will be in the $375-385 million

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range resulting in diluted earnings per share in the range of $1.10 to $1.14, excluding the impact of the accounting change described below.

     In July 2001, the Financial Accounting Standards Board issued SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 deals with, among other things, amortization of goodwill. We implemented this new standard in the first quarter of fiscal 2002. The impact of the implementation of SFAS 142 in the first quarter was an addition of $0.05 to diluted earnings per share. We estimate that the annual impact of SFAS 142 will be an addition of approximately $0.20 to diluted earnings per share in fiscal 2002, resulting in an expected reported range of $1.30 to $1.34 in diluted earnings per share for fiscal 2002. Additionally, we reduced the fiscal 2002 effective tax rate to 36.0% due to our application of this new standard.

     Based on observed market conditions and our results for the first quarter ended August 31, 2001, we expect second quarter ending November 30, 2001 revenue to be in the range of $90-93 million, resulting in diluted earnings per share of $0.32-0.33 after the impact of SFAS 142.

     Looking ahead to fiscal 2003, we believe we can sustain growth in our existing markets. Excluding acquisitions, we would expect revenue and earnings to grow at a mid-teens rate, with earnings growing faster than revenue.

     As a result of the adjustments and the other principles and assumptions discussed above and under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended May 31, 2001, which are the basis of our presentation of the financial schedules filed in Exhibit 99.1 (b) 1, 3 and 7, please note that these financial schedules do not reflect our historical financial statements.

     When used in this report, and the exhibits hereto, the words "believes," "anticipates," "plans," "expects," "intends" and similar expressions and statements that are necessarily dependent on future events are intended to identify forward-looking statements concerning the Company's business operations, economic performance and financial condition, including in particular, the Company's business strategy and means to implement the strategy, the Company's objectives, the amount of future capital expenditures, the likelihood of the Company's success in developing and introducing new products and expanding its business, the timing of the introduction of new and modified products or services and competition, pricing, development difficulties, the ability to consummate and integrate acquisitions, and the expected benefits and prospects for alliances. For such statements, the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 is applicable and invoked. Such statements are based on a number of assumptions, estimates, projections or plans that are inherently subject to significant risks, uncertainties and contingencies that are subject to change. Actual revenues, revenue growth and margins will be dependent upon all such factors and results subject to risks related to the

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implementation of changes by the Company, the failure to implement changes, customer acceptance of such changes or lack of change. Actual results of events could differ materially from those anticipated in the Company's forward-looking statements as a result of a variety of factors, including: (a) those set forth in the Registrant's Annual Report on Form 10-K for the period ended May 31, 2001 which are incorporated herein by this reference; (b) those set forth elsewhere herein; (c) those set forth from time to time in the Company's press releases and reports and other filings made with the Securities and Exchange Commission; and (d) those set forth from time to time in the Company's analyst calls and discussions. In addition, the Company is currently unable to assess the impact, if any, on its financial performance that may result from the economic effects of the terrorist attack on the United States. The Company cautions that such factors are not exclusive. Consequently, all of the forward-looking statements made herein are qualified by these cautionary statements and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking or other statements or to publicly release the results of any revisions of such forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL DATA CORPORATION
                                       -------------------------
                                             (Registrant)

                                       By:  /s/ David H. Shenk
                                           ---------------------------------
                                           David H. Shenk
                                           Vice President & Corporate Controller
                                           (Chief Accounting Officer)

Date:  September 19, 2001

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